TRANSAMERICA FUNDS

Supplement to the Currently Effective Class I2 Prospectus, Summary Prospectus and

Statement of Additional Information

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Transamerica International Small Cap

The following information supplements and amends information concerning Transamerica International Small Cap:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica International Small Cap (the “fund”) effective on or about April 27, 2018. Effective immediately, the fund is closed to new investments.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash. After that conversion, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica International Small Cap are deleted in their entirety from the Prospectus and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

March 14, 2018